PREPAID EXPENSES AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2021
Prepaid Expense and Other Assets, Current [Abstract]
Summary of prepaid expenses and other current assets

Prepaid expenses and other current assets consisted of the following:

	As of December 31
	2020	2021
	RMB	RMB
Prepaid VAT and income tax(1)	312,003	100,396
Prepaid other service fees(2)	342,545	94,587
Receivables from third party payment platform(3)	11,596	49,965
Staff advance	5,813	1,901
Receivables from broker (4)	47,634	4
Others	3,091	3,215
	722,682	250,068

(1)
Prepaid VAT and income tax consist of (a) VAT input that is expected to offset with VAT output tax or to be transferred out in the future related to 2020 and 2021 and (b) the prepayment of income tax related to 2020.
(2)
Prepaid other service fees consist of prepayment of advertising fees and cloud server hosting fees. The prepayments of advertising fees and cloud server hosting fees are generally short-term in nature and are amortized over the related service period.
(3)
Receivables from third party payment platform consist of cash that has been received from course participants but held by the third-party payment platform. The Group subsequently collected the full balance from the third-party payment platform.
(4)
Amount represents receivable from broker related to employee’s stock option exercises in connection with employees’ tax obligations. In 2020 and 2021, certain employees exercised their stock options for which the Company paid the relevant employee’s tax obligations on their behalf to the appropriate taxing authorities. To settle the employees’ obligations with the Company, the Company’s broker withheld some of the employees’ shares and subsequently sold them in the open market at fair value. The receivable represents the cash to be received from the broker related to the above transaction.